AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT, dated and effective as of September ___, 2009 (the "Amendment Agreement"), is entered into by and among China Electric Motor, Inc. (formerly known as SRKP 21, Inc., hereinafter referred to as the “Company”), Attainment Holdings Limited, the wholly-owned subsidiary of the Company (“Attainment”), WestPark Capital, Inc. (“WestPark”), and the undersigned security holder of the Company (the “Securityholder”).  The Company, Attainment, WestPark and the Securityholder are collectively referred to herein as the “Parties.”  Terms not defined in this Amendment Agreement shall have the meanings as set forth in the Agreements (as defined below).

WITNESSETH:

WHEREAS, the Company and the Securityholder entered into that certain Subscription Agreement dated as of [_________], 2009 (the “Subscription Agreement”) and that certain Lock-Up Agreement dated as of [_________], 2009 attached as Exhibit B to the Subscription Agreement (the “Lock-Up Agreement” and together with the Subscription Agreement, the “Agreements”); and

WHEREAS, the Parties, in their common interests of having the Company successfully complete a private offering of securities, desire to amend the Agreements by entering into this Amendment Agreement.

NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreements, the parties hereby agree to amend the Agreements as follows:

AGREEMENT:

1.            The first sentence of Section 1.2 of the Subscription Agreement is hereby amended and restated in its entirety as follows:

The subscription period began on April 1, 2009 and will terminate at 5:00 PM Eastern Standard Time on October 15, 2009, unless extended for up to an additional 90 days by the Company, Attainment Holdings and the Placement Agent (as defined below) (the “Termination Date”).

2.            Section 4.1 of the Subscription Agreement is hereby amended and restated in its entirety as follows:

4.1           Registration Requirement.  Subject to the terms and limitations hereof, the Company shall file a registration statement on Form S-1 or other appropriate registration document under the Act (the “Registration Statement”) for resale of the Shares and all shares held by the stockholders of the Company immediately prior to the Closing Date, except those shares held by affiliates of WestPark Capital, Inc. (the “Registrable Securities”) and shall use its reasonable best efforts to maintain the Registration Statement effective for a period of twelve (12) months at the Company’s expense (the “Effectiveness Period”).  The Company shall file such Registration Statement no later than thirty (30) days after the final Closing of the Offering (the “Registration Filing Date”), and shall use reasonable best efforts to cause such Registration Statement to become effective within one hundred and fifty (150) days after the Registration Filing Date, or one hundred eighty (180) days after the Registration Filing Date if the Registration Statement is subject to a full review by the SEC.

3.            Section 4.10 of the Subscription Agreement is hereby amended and restated in its entirety as follows:

4.10.           “Lock-Up” Agreement.  The Subscriber agrees that, during the period from the date hereof until that date that is fifteen (15) months following the date on which the Company's Common Stock begins to be listed or quoted on either the New York Stock Exchange, NYSE Amex, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the "Listing Date") that, it, he or she shall not, directly or indirectly sell, assign, exchange, distribute, offer to sell, contract to sell (including, without limitation, any short sale), hypothecate, pledge, grant any option to purchase or otherwise transfer or dispose of any Shares of the Company held by it, him or her and purchased further to this Subscription Agreement, at any time during such period, except that one-tenth (1/10) of the Shares acquired hereunder shall be automatically released from this lock-up provision on the date that is ninety (90) days after the Listing Date (the “Initial Release Date”) and thereafter the Shares will be released every thirty (30) days after the Initial Release Date on a pro rata basis over the next nine months, provided that the Subscriber provide written confirmation (the “Confirmation”) to WestPark and the Company that he, she or it (i) is and has at all times been in compliance with the provisions of Section 2.20 herein and (ii) does not wish to have the Shares subject to such partial release to continue to bear the Lock-Up Legend (as defined below) , it being understood and agreed that the failure to provide such written confirmation shall be sufficient grounds to allow WestPark to decline, in its sole discretion, to allow the automatic release of such Shares until the expiration in totality of the referenced lock-up.  WestPark Capital, Inc., in its discretion, may release some or all the Shares earlier than the schedule set forth in this section provided however that any such earlier release shall be made pro rata with respect to all shares sold in the Offering.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to and place restrictive legends with the Company’s Transfer Agent (the “Transfer Agent”) on the certificates evidencing the Shares of the Company (the “Lock-Up Legend”), and the Subscriber agrees to further execute a lock-up agreement which encompasses the terms of this Section 4.10, in substantially the form attached hereto as Exhibit B, the Lock-Up Legend being set forth and defined in such agreement.

4.           The fourth (4th) full paragraph of the Lock-Up Agreement is hereby amended and restated in its entirety as follows:

One-tenth (1/10) of the undersigned’s shares of the Company’s Common Stock acquired in the Private Offering shall be released from the Lock-Up Restrictions on the date that is ninety (90) days subsequent to the date on which the Company’s Common Stock begins to be listed or quoted on either the New York Stock Exchange, NYSE AMEX, NASDAQ Global Market, NASDAQ Capital Market or the OTC Bulletin Board (the “Initial Release Date”), and the undersigned’s shares will automatically be released from the Lock-Up Restrictions every thirty (30) days after the Initial Release Date on a pro rata basis over the next nine months, until all of the shares are released from the Lock-Up Restrictions, provided that, the undersigned provide written confirmation to WestPark and the Company that he/she/it (i) is and has at all times been in compliance with the provisions of Section 2.20 of the Subscription Agreement by and among the Company, Attainment Holdings Limited and the undersigned, and (ii) does not wish to have the shares subject to such partial release to continue to bear the Lock-Up Legend (as defined below) it being understood and agreed that the failure to provide such written confirmation shall be sufficient grounds to allow WestPark to decline, in its sole discretion, to allow the automatic release of such shares until the expiration in totality of the referenced lock-up.  WestPark Capital, Inc., in its discretion, may release from the Lock-up Restrictions some or all the undersigned’s shares of the Company’s Common Stock earlier than the schedule set forth in this Lock-up Agreement.

5.             Except as amended herein, the Agreements shall remain in full force and effect.

6.             This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amendment Agreement may be executed and delivered by facsimile.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Amendment Agreement as of the date first written above.

________________________________________
Printed Name of Securityholder

Signature ________________________________

By:_____________________________________

Title (if applicable):________________________

[SIGNATURE PAGE OF SECURITYHOLDER]

IN WITNESS WHEREOF, the undersigned has executed this Amendment Agreement as of the date first written above.

CHINA ELECTRIC MOTOR, INC.
(F/K/A SRKP 21, INC.)	ATTAINMENT HOLDINGS LIMITED

By:	By:
Name:	Name:
Title:	Title:

[SIGNATURE PAGE OF THE COMPANY AND ATTAINMENT]

IN WITNESS WHEREOF, the undersigned has executed this Amendment Agreement as of the date first written above.

WESTPARK CAPITAL, INC.

By:
Name:
Title:

[SIGNATURE PAGE OF WESTPARK]